                                                                    EXHIBIT 10.3

                            ASSIGNMENT AND ASSUMPTION
                                       OF
                           PURCHASE AND SALE AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION OF CONTRACT OF SALE (the "Assignment") is dated as of May 12, 2000, by and Between DONALD J. CARTER, JR. (the "Assignor") and 1400 LAVON, L.P., a Texas limited partnership ("Assignee").

         WHEREAS, Assignor entered into that certain Purchase and Sale Agreement effective March 16, 2000, by and between Homco, Inc., a Texas corporation, as Seller, and Assignor, as Purchaser therein (collectively, the "Contract").

         WHEREAS Assignor desires to assign, transfer, set over and deliver to Assignee all of Assignor's right, title and interest in and to the Contract as hereinafter provided; and

         WHEREAS, Assignee desires to assume the duties and obligations of Assignor under the Contract as hereinafter provided.

         NOW, THEREFORE, in accordance with the terms of this Assignment and in consideration of the sum of Ten and no/100 Dollars ($10.00), the sufficiency and receipt of which are hereby acknowledged, Assignor and Assignee do hereby covenant and agree as follows:

         1. Assignor does hereby assign, transfer, set over and deliver to Assignee, effective as of the date of this Assignment, all of Assignor's right, title and interest in and to (a) the Contract, and (b) the Earnest Money Deposit (as defined in the Contract) made pursuant to the Contract.

         2. Assignee hereby accepts this Assignment and hereby agrees to assume and perform each and every obligation and duty of Assignor under the Agreement, all with the same force and effect as if Assignee had signed the Agreement originally as the Buyer named therein.

         3. Assignor and Assignee hereby represent that Assignee is an entity owned and controlled by Assignor or an affiliate of Assignor.

         4. This Assignment embodies the entire agreement of Assignor and Assignee with respect to the subject matter of this Assignment and supersedes any prior agreements, whether written or oral, with respect to the subject matter of this Assignment. There are no agreement or understandings which are not set forth in this Assignment.

         5. This Assignment shall be (a) binding upon, and inure to the benefit of, the parties to this Assignment and their respective heirs, legal representatives, successors and assigns, and (b) construed in accordance with the laws of the State of Texas.

         IN WITNESS WHEREOF, this Assignment has been signed, sealed and delivered by the parties as of the date first above written.

                                               /s/ DONALD J. CARTER, JR.
                                               ---------------------------------
                                               DONALD J. CARTER, JR.



                                               1400 LAVON, L.P.,a Texas limited
                                               partnership

                                               By: One Straight Arrow, Inc., a
                                                   Texas corporation,
                                                   general partner

                                                   By: /s/ DONALD J. CARTER, JR.
                                                       -------------------------
                                                   Name: Donald J. Carter, Jr.
                                                         -----------------------
                                                   Title: President
                                                          ----------------------